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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 9, 1997
                Date of report (Date of earliest event reported)



                      NEVADA MANHATTAN MINING, INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


             001-12867                            88-0219765
     (Commission File Number)          (IRS Employer Identification No.)

         5038N. PARKWAY CALABASAS, SUITE #100, CALABASAS, CA    91302
              (Address of Principal Executive Offices)        (Zip Code)

                                 (818) 591-4400
                (Issuer's Telephone Number, Including Area Code)




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Item 5.        Other Events.

        This report is filed solely to file with the Securities and Exchange Commission (i) the press release issued on December 9, 1997 announcing second quarter revenues and a Preferred Stock Dividend to shareholders; (ii) the press release issued on December 17, 1997 announcing the signing of a Letter of Intent with Royal Gold Corporation for an exploration and development effort in Nye County, Nevada; (iii) the press release issued on January 12, 1998 announcing the Company increased its equity ownership of Equatorial Resources from 80% to 100%.


Item 7.        Financial Statements and Exhibits

        (c)

        Exhibit Number                                    Reference

        (99)     Additional Exhibits

        Press Release dated December 9, 1997              Exhibit 99.1

        Press Release dated December 17, 1997             Exhibit 99.2

        Press Release dated January 12, 1998              Exhibit 99.3





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                                    SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        NEVADA MANHATTAN MINING, INCORPORATED
                                                       (Registrant)



Date:   January 30, 1998                BY:     /s/ Jeffrey S. Kramer
                                            ------------------------------------
                                            JEFFREY S. KRAMER
                                            CHIEF FINANCIAL OFFICER






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                                  EXHIBIT INDEX

EXHIBIT NO.                  DESCRIPTION
-----------                  -----------
   99.1           Press Release dated December 9, 1997

   99.2           Press Release dated December 17, 1997

   99.3           Press Release dated January 12, 1998

